UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Touchstone Funds Group Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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September 17, 2013

TOUCHSTONE SMALL CAP VALUE FUND

A series of the

TOUCHSTONE FUNDS GROUP TRUST

Amendment No. 1 to the Proxy Statement dated September 6, 2013

Explanatory Note

This Amendment No. 1 to Schedule 14A is being filed to amend the definitive proxy statement of the Touchstone Small Cap Value Fund, a series of the Touchstone Funds Group Trust (the “Fund”) dated September 6, 2013 (the “Proxy Statement”).  This Amendment adds the item “Proposal 1.i. eliminating the policy regarding investments in oil, gas, or other mineral exploration” to the notice and proxy card and makes no other changes to the Proxy Statement.  This proposal is disclosed in detail in the Proxy Statement.

Change to Proxy Statement

The following proposal is added to the Notice of Special Meeting of Shareholders and the proxy card attached to the Proxy Statement:

1.              To approve revisions to the Fund’s fundamental investment limitations relating to:

i.                  eliminating the policy regarding investments in oil, gas, or other mineral exploration.

TSF-1937-1308

TOUCHSTONE SMALL CAP VALUE FUND

A series of the

TOUCHSTONE FUNDS GROUP TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 25, 2013

To the Shareholders of the Touchstone Small Cap Value Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders will be held at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on Friday, October 25, 2013 at 10:00 a.m. Eastern Time (the “Special Meeting”) for the Shareholders of the Touchstone Small Cap Value Fund (the “Fund”) , a series of the Touchstone Funds Group Trust (the “Trust”), a Delaware statutory trust,.  The Special Meeting will be held at the offices of the Trust, for the following purposes:

1.              To approve revisions to the Fund’s fundamental investment limitations relating to:

a.              diversification of the Fund’s investments;

b.              borrowing money;

c.               underwriting;

d.              making loans;

e.               investing in real estate;

f.                investing in commodities;

g.               concentration of the Fund’s investments;

h.              issuing senior securities; and

i.                  eliminating the policy regarding investments in oil, gas, or other mineral exploration.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on August 30, 2013 (the “Record Date”) as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement.

The enclosed proxy is being solicited on behalf of the Board.  As a shareholder of the Fund, you are cordially invited to attend the Special Meeting. Shareholders of record who do not expect to vote in person at the Special Meeting are requested to complete, date, and sign the form of proxy, if received by mail, and return them promptly in the envelope provided for this purpose. You have been provided with the opportunity on your proxy card or voting instruction forms to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxies to act on your behalf at the Special Meeting; please take advantage of these prompt and efficient voting options. Photographic identification will be required for admission to the Special Meeting.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, AST Fund Solutions, LLC, at 1-866-796-7175.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 25, 2013:

This Proxy Statement is available at www.touchstoneinvestments.com.  In addition, a copy of the Trust’s September 30, 2012 annual report and March 31, 2013 unaudited semi-annual report is available free of charge on the Trust’s website, www.touchstoneinvestments.com or by calling 800-543-0407.

By order of the Board of Trustees

Jill T. McGruder
President
Touchstone Funds Group Trust

September 6, 2013

Shareholders who do not expect to attend the special meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States.   Shareholders may also vote by telephone or vote through the internet.  Instructions for the proper execution of the proxy are set forth immediately following the accompanying proxy statement or, with respect to telephone internet voting, on the proxy card.  It is important that you vote promptly.

PROXY CARD

TOUCHSTONE SMALL CAP VALUE FUND 303 Broadway, Suite 1100 Cincinnati, Ohio 45202

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2013

The undersigned hereby appoints Bo James Howell and Timothy Stearns as proxies, with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the Touchstone Small Cap Value Fund  held of record by the undersigned on August 30, 2013 at the Special Meeting of Shareholders of the Touchstone Small Cap Value Fund to be held on October 25, 2013 at 10:00 a.m. Eastern Standard Time, or at any adjournments or postponements thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

Signature	Date

Signature (if held jointly)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-7175 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 25, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/touchstonescv.pdf

TAGID:	CUSIP:

TOUCHSTONE SMALL CAP VALUE FUND	PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	X

VOTE ON PROPOSAL:

1. To approve revisions to the Fund’s fundamental investment limitations relating to:	FOR	AGAINST	ABSTAIN

A. diversification of the Fund’s investments	☐	☐	☐

B. borrowing money	☐	☐	☐

C. underwriting	☐	☐	☐

D. making loans	☐	☐	☐

E. investing in real estate	☐	☐	☐

F. investing in commodities	☐	☐	☐

G. concentration of the Fund’s investments	☐	☐	☐

H. issuing senior securities	☐	☐	☐

I. eliminating the policy regarding investments in oil, gas, or other mineral exploration	☐	☐	☐

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

Vote this proxy card TODAY!

Your prompt response will save the expense

of additional mailings